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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 1997 (February 10,
                                     1997)

                         Commission file number 1-9443
                                                ------

                       RED LION INNS LIMITED PARTNERSHIP
                       ---------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                                              94-3029959
           --------                                              ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


4001 Main Street, Vancouver, Washington                             98663
---------------------------------------                             -----
(Address of principal executive offices)                         (Zip Code)


                                 (360)696-0001
                                 -------------
             (Registrant's telephone number, including area code)


     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 4. Change in Registrant's Certifying Accountant
----------------------------------------------------

On February 10, 1997, Red Lion Inns Limited Partnership (the "Partnership") appointed KPMG Peat Marwick LLP as its certifying accountant for the year ended December 31, 1996. On February 10, 1997, the Partnership informed the former accountant, Deloitte & Touche LLP, that it had been dismissed. There were no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Deloitte & Touche LLP on the Partnership's financial statements during the period in which Deloitte & Touche LLP served as the Partnership's accountant. There were no reportable disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure leading to their dismissal.

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit 1. Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated February 14, 1997.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 1997

RED LION INNS LIMITED PARTNERSHIP



BY: /s/ Michael Vernon
    -------------------------
    Name: Michael Vernon
    Title: Chief Financial Officer